United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2023

Date of Report (Date of earliest event reported)

Prime Number Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-419394	86-2378484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1129 Northern Blvd, Suite 404 Manhasset, NY	11030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-329-1575

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, on-half of one Warrant and one Right	PNACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	PNAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PNACW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for on-eighth (1/8) of one share of Class A Common Stock at the closing of a business combination	PNACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 15, 2023, Prime Number Acquisition I Corp., a blank check company incorporated as a Delaware corporation (the “Company”), held a special meeting of the stockholders (the “Special Meeting”), where the stockholders of the Company approved the Company to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow the Company until May 17, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period (each, a “Monthly Extension”), for a total of up to six months to November 17, 2023, by depositing to the Company’s trust account (the “Trust Account”) the lesser of (i) $125,000 for all public shares and (ii) $0.045 for each public share for each one-month extension.

On May 15, 2023, $125,000 (the “First Monthly Extension Payment”) was deposited into the Trust Account for the public stockholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from May 17, 2023 to June 17, 2023 (the “First Extension”). The First Extension is the first of the up to six Monthly Extensions permitted under the amended Charter.

In connection with the First Monthly Extension Payment, the Company issued an unsecured promissory note of $208,594.15 (the “Note”) to Noco-Noco Pte. Ltd. (“noco-noco”) to evidence the payments made by noco-noco for the First Monthly Extension Payment and 50% of the registration fee for filing of a registration statement/proxy statement in Form F-4 with the U.S. securities and exchange commission.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination (the “Business Combination”) or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, noco-noco has the right, but not the obligation, to convert the Promissory Note, in whole or in part, respectively, into Private Shares (the “Shares”) of the Company, that are identical to public shares of the Company, subject to certain exceptions, as described in the final prospectus of the Company (File Number: 333-262457), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Shares to be received by noco-noco in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Shares (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by noco-noco until the completion of the Company’s initial Business Combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the stockholders of the Company approved the proposal to amend the Charter to allow the Company until May 17, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months to November 17, 2023, by depositing to the Trust Account the lesser of (i) $125,000 for all public shares and (ii) $0.045 for each public share for each one-month extension. A copy of the amended Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 17, 2023, the record date of the Special Meeting, there were 8,461,392 issued and outstanding shares of Class A Common Stock, approximately 87.92% of which were represented in person or by proxy at the Special Meeting.

The final results for the matter submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

1. The Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter to allow the Company until May 17, 2023 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to six times, each by an additional one-month period, for a total of up to six months to November 17, 2023, by depositing to the Trust Account the lesser of (i) $125,000 for all public shares and (ii) $0.045 for each public share for each one-month extension. The voting results were as follows:

FOR	AGAINT	ABSTAIN
7,438,698	484	0

Item 7.01 Regulation FD Disclosure.

On May 15, 2023, the Company issued a press release (the “Press Release”) announcing the approval of the amended Charter by its stockholders. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the votes to approve the Charter Amendment Proposal, 1,537,701 shares of Class A Common Stock of the Company were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated May 17, 2023.
10.1	Promissory Note, dated May 17, 2023, issued by Prime Number Acquisition I Corp. to noco-noco.
99.1	Press Release, dated May 15, 2023
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prime Number Acquisition I Corp.

Date: May 17, 2023	By:	/s/ Dongfeng Wang
Name: Dongfeng Wang
Title: Chief Executive Officer